UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934






       Date of Report (Date of earliest reported event): December 9, 2003



                               MOTIENT CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)




         Delaware                        0-23044                   93-0976127
 (State or other jurisdiction of   (Commission File No.)         (IRS Employer
 incorporation or organization)                           Identification Number)



                            300 Knightsbridge Parkway
                          Lincolnshire, Illinois 60069
                                  (847)478-4200

               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                           Forward-Looking Statements


This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our registration statement on Form S-1, as amended by our Form S-1/A (Reg. No.333-87844). All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time, including those contained in our annual report on Form 10-K for the fiscal year ended December 31, 2001, and our quarterly reports on Form 10-Q to be filed after this Form 8-K report, as well as our other reports and filings with the SEC.

Our forward-looking statements are based on information available to us today, and we will not update these statements. Our actual results may differ significantly from the results discussed.


Item 5. Other Events

Sale of SMR Licenses to Nextel Communications, Inc.

On December 9, 2003, our wholly owned subsidiary, Motient Communications Inc. ("Motient Communications"), entered into an Asset Purchase Agreement with certain wholly owned subsidiaries of Nextel Communications, Inc. (collectively, "Nextel"), under which Motient Communications will sell to Nextel certain of its Specialized Mobile Radio licenses issued by the Federal Communications Commission. These licenses are not necessary for Motient's future network requirements. Under the Asset Purchase Agreement, Nextel will pay $2,750,000 for the licenses. The closing of this transaction, which is subject to customary conditions including obtaining the FCC's approval of the transfer of the licenses, is expected to occur in the first quarter of 2004. We expect to use the proceeds of the sale of these licenses to fund our working capital requirements and for general corporate purposes. The lenders under Motient Communications' term credit agreement have consented to the sale of these licenses.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MOTIENT CORPORATION



                                             By:    /s/ Walter V. Purnell, Jr.
                                                    --------------------------
                                                    Walter V. Purnell, Jr.
                                                    President and Chief
                                                    Executive Officer



Date:  December 9, 2003